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                                                                    EXHIBIT 99.1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the common stock of T/R Systems, Inc., and further agree that this Joint Filing Agreement be included as an exhibit to any such joint filings. In evidence thereof, each of the undersigned, being duly authorized, hereby executes this Joint Filing Agreement on the date set forth opposite such person's name.

                                  SEVIN ROSEN FUND IV L.P.
                                  By: SRB Associates IV L.P., General Partner

Dated:  February 2, 2000          /s/ John V. Jaggers
                                  --------------------------------------------
                                  John V. Jaggers, a General Partner


                                  SRB ASSOCIATES IV L.P.

Dated:  February 2, 2000          /s/ John V. Jaggers
                                  --------------------------------------------
                                  John V. Jaggers, a General Partner


Dated:  February 2, 2000          /s/ John V. Jaggers, Attorney-in-fact
                                  --------------------------------------------
                                  Jon W. Bayless


Dated:  February 2, 2000          /s/ John V. Jaggers, Attorney-in-fact
                                  --------------------------------------------
                                  Stephen M. Dow


Dated:  February 2, 2000          /s/ John V. Jaggers
                                  --------------------------------------------
                                  John V. Jaggers


Dated:  February 2, 2000          /s/ Charles H. Phipps
                                  --------------------------------------------
                                  Charles H. Phipps